SEAGULL ENERGY CORPORATION
                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN
                              MEMBERSHIP AGREEMENT


          WHEREAS, BARRY J. GALT ("Employee") has been designated as eligible to become a Member of the SEAGULL ENERGY CORPORATION EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN (the "Plan"), a copy of which is attached hereto as Exhibit "A," subject to and conditioned upon Employee's execution of this agreement; and

          WHEREAS, Employee desires to become a Member of the Plan on the terms and provisions set forth therein and in this agreement;

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Employee agrees to become a Member of the Plan, effective as of February 3, 1986.

          2. For purposes of Section 1.01(5) of the Plan, Employee's considered period shall be his last three consecutive calendar years of employment or, if less, all of his completed calendar years of employment.

          3.  For  purposes   of  Section  1.01(8)   of  the   Plan,  Employee's
Compensation for 1984 shall be deemed equal to $300,000.00 and his Compensation for 1985 shall be deemed equal to $330,000.00.

          4. Employee's Applicable Percentage under the Plan shall be 50%.

          5. Employee's Vesting Schedule under the Plan shall be as follows:

                                                                 Vested
                                                                Interest

                  Prior to January 1, 1984                         40%
                  As of December 31, 1984*                         48%
                  As of December 31, 1985*                         56%
                  As of December 31, 1986*                         64%
                  As of December 31, 1987*                         72%
                  As of December 31, 1988*                         80%
                  As of December 31, 1989*                         88%
                  As of December 31, 1990*                         96%
                  As of December 31, 1991* and thereafter         100%

          *provided that Employee is employed by the Company on such date and has been so employed by the Company on a full-time basis during the twelve month period immediately preceding such date.

          For purposes of the foregoing schedule, Employee shall be deemed to have been in the full-time employment of the Company for the entire year of 1984.

          6. The aggregate amount of any death benefits becoming payable pursuant to Section 4.04 of the Plan shall be reduced, dollar-for-dollar, by the dollar amount of insurance proceeds payable (regardless of the identity of the beneficiary thereunder) as a result of Employee's death pursuant to any life insurance maintained on the life of the Employee pursuant to Section 3.4 of the Employment Agreement entered into by and between Employee and the Company on December 30, 1983.

          IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed this 3rd day of February, 1986.

                                                  SEAGULL ENERGY CORPORATION
ATTEST:


/s/ SYLVIA SANCHEZ                                    /s/ JOE T. RYE
___________________________                       By ___________________________
Secretary                                         Vice President



                                                  /s/ BARRY J. GALT
                                                  _____________________________
                                                  BARRY J. GALT

                                  AMENDMENT TO
                           SEAGULL ENERGY CORPORATION
                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN
                              MEMBERSHIP AGREEMENT



          WHEREAS, SEAGULL ENERGY CORPORATION (the "Company") and BARRY J. GALT ("Employee") have heretofore executed an instrument entitled "SEAGULL ENERGY CORPORATION EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN MEMBERSHIP AGREEMENT" (the "Agreement"), evidencing the terms and conditions of the Employee's membership in the SEAGULL ENERGY CORPORATION EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN; and

          WHEREAS, the Company and the Employee mutually desire to amend the Agreement;

          NOW, THEREFORE, the parties hereto agree as follows, effective as of January 1, 1989:

          1. Item (6) of the Agreement shall be deleted in its entirety.

          2. As amended hereby, the Agreement is specifically ratified and reaffirmed.

          IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed this 31st day of January, 1989.


                                                  SEAGULL ENERGY CORPORATION
ATTEST:


/s/ SYLVIA SANCHEZ                                    /s/ JOE T. RYE
___________________________                       By ___________________________
Corporate Secretary                               Vice President, Finance and
                                                  Administration


                                                  Employee
                                                  /s/ BARRY J. GALT
                                                  ______________________________
                                                  BARRY J. GALT

                               SECOND AMENDMENT TO
                           SEAGULL ENERGY CORPORATION
                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN
                              MEMBERSHIP AGREEMENT



          WHEREAS, SEAGULL ENERGY CORPORATION (the "Company") and BARRY J. GALT ("Employee") have heretofore executed an instrument entitled "SEAGULL ENERGY CORPORATION EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN MEMBERSHIP AGREEMENT" (the "Agreement"), evidencing the terms and conditions of the Employee's membership in the SEAGULL ENERGY CORPORATION EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN;

          WHEREAS, such Agreement has previously been amended, effective as of Janu- ary 1, 1989; and

          WHEREAS, the Company and the Employee mutually desire to further amend the Agreement;

          NOW, THEREFORE, the parties hereto agree as follows, effective as of January 1, 1990:

          1. The following three sentences shall be added after the last sentence of Item (5) of the Agreement.

          Notwithstanding the Vesting Schedule set forth above, in the event of a "change of control" that is not approved, recommended and supported by at least two-thirds of the Directors that were also Directors prior to the occurrence of any such "change of control" in actions taken prior to, and with respect to, such "change of control," Employee shall have a 100% Vested Interest as of the date of such "change of control." Further, in the event of a "change of control" other than as described in the preceding sentence, Employee shall have a 100% Vested Interest upon involuntary termination of employment within the twelve-month period following the date of such "change of control." For purposes of the preceding sentences, a "change of control" shall be deemed to have occurred if (i) any person (other than Employee or the Company) including a "group" as determined in accordance with Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 40% or more of the total number of votes that may be cast for the election of Directors; or (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor thereto. The determinations of whether a "change of control" has occurred and whether such "change of control" was not approved, recommended or supported by the Directors in actions taken prior to, and with respect to, such "change of control" shall be made by the Committee as existing at least six months prior to the occurrence of such "change of control" and its determination shall be final.

          2. As amended hereby, the Agreement is specifically ratified and reaffirmed.

          IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed this 29th day of January, 1990.


ATTEST:                                SEAGULL ENERGY CORPORATION



/s/ SYLVIA SANCHEZ                        /s/ JOE T. RYE
____________________________           By ______________________________________



                                       /s/ BARRY J. GALT
                                       _________________________________________
                                       Barry J. Galt